UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 21, 2010
SOLAR POWER, INC.
(Exact name of registrant as specified in its charter)

California	000-50142	20- 4956638

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
1115 Orlando Avenue
Roseville, California 95661-5247
(Address and telephone number of principal executive offices) (Zip Code)
(916) 746-0900
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	- Submission of Matters to a Vote of Security Holders
The Annual Meeting of Stockholders of the Company was held July 21, 2010, at the Company’s headquarters at 1115 Orlando Avenue, Roseville, California 95661-5247 at 10:00 a.m. local time. The following proposals, each of which is described in the definitive proxy statement filed by the Company with the SEC on May 24, 2010, were submitted to and approved by the stockholders at the meeting:
1.	Election of five (5) members to the board of directors:

	Votes For	Votes Withheld	Broker Non-Votes
Stephen C. Kircher	20,651,161	1,943,644	13,254,519
D. Paul Regan	20,662,407	1,932,398	13,254,519
Timothy B. Nyman	20,682,282	1,912,523	13,254,519
Ronald A. Cohan	20,682,407	1,912,398	13,254,519
Francis W. Chen	20,683,007	1,911,798	13,254,519
2.	Ratification of the appointment of Macias, Gini & O’Connell LLP as the Company’s independent registered accounting firm for the fiscal year ending December 31, 2010:

Votes For	Votes Withheld	Abstained	Broker Non-Votes
34,306,414	977,491	565,419	-0-

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOLAR POWER, INC. a California Corporation
Dated: August 11, 2010	/s/ Alan M. Lefko
Alan M. Lefko
Vice President Finance and Secretary

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